Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 11 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	December 31, 2020	December 31, 2019
Property and buildings	$43,243,576	$40,531,954
Machinery and equipment	4,756,854	4,601,174
Transportation vehicles	1,113,632	970,650
Office and electronic equipment	228,521.5	335,145
Subtotal	49,342,584	46,438,923
Construction in progress (“CIP”)	200,145	107,652
Less: accumulated depreciation	(10,115,818)	(7,610,984)
Impairment of fixed assets	(4,349,960)	(1,477,948)
Property, plant and equipment, net	$35,076,952	$37,457,643

During the year ended December 31, 2019, the Company disposed of approximately $0.2 million of outdated and fully depreciated equipment and machinery. In addition, given the Company’s net loss position in fiscal 2019, the Company further assessed that the expected future cash flows may not cover the carrying value of the Company’s fixed asset equipment and machinery. As a result, the Company recorded an impairment of approximately $1.5 million on its fixed assets for the year ended December 31, 2019. For the year ended December 31, 2020, management recognized additional $2.6 million impairment losses on the property and equipment based on the assessment performed by third party valuation firm.

As of December 31, 2020 and 2019, The Company’s properties with an aggregate carrying value of approximately $0.2 million (RMB 1.4 million) and $1.2 million (RMB 8.6 million) have been used as collateral for the Company’s short-term loans (see Note 13).

Depreciation expense was $2,015,496, $1,984,603 and $1,454,155 for the years ended December 31, 2020, 2019 and 2018, respectively.